COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Disclosure of commitments and contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
The total contractual and purchase commitments as of 31 December 2024, amounted to CHF 886.7 million (31 December 2023: CHF 939.3 million) for future investments in property, plant and equipment, right-of-use assets and intangible assets.
On 8 December 2017, Sunrise GmbH, formerly known as UPC Schweiz GmbH, entered into a mobile virtual network operator ('MVNO') agreement with Swisscom (Schweiz) AG ('Swisscom'), as subsequently amended (the 'Swisscom MVNO'), for the provision of mobile network services to certain of Sunrise GmbH’s end customers. In January 2023, Swisscom filed a formal lawsuit against Sunrise GmbH, asserting that it is in breach of the Swisscom MVNO and claiming approximately CHF 90 million in damages. In April 2024, Sunrise agreed with Swisscom to resolve the matter, the terms of which are not material to us and, as a result, the lawsuit against Sunrise GmbH has been withdrawn.
In addition, Sunrise has significant commitments under (i) derivative instruments and (ii) defined benefit plans and similar agreements, pursuant to which we expect to make payments in future periods. For information regarding derivative instruments, including the net cash paid or received in connection with these instruments, see Note 24. For information regarding Sunrise's defined benefit plan, see Note 10.
Sunrise also has commitments pursuant to agreements with, and obligations imposed by, authorities, which may include obligations in certain markets to move aerial cable to underground ducts or to upgrade, rebuild or extend portions of Sunrise's broadband communication systems. Such amounts are not fixed or determinable.
On 5 March 2012, Sunrise GmbH was party to a dispute with Swisscom related to rates for interconnection, unbundled local loop ('ULL'), collocation, rebilling, leased lines and access to duct. On 25 August 2023, Swisscom made a non-prejudicial down payment for the unopposed portion in the amount of CHF 18.8 million (including VAT) of the total recovery. For this part, where the cash payment was received, the gain contingency was concluded as realized and undisputed, respectively. In Q3 2023, a gain contingency in the amount of CHF 17.2 million was recorded in other income.
In November 2023, Sunrise recorded a provision of CHF 29.1 million due to an ice-hockey broadcasting rights penalty issued by the Competition Commission. During the 12-month period ended 31 December 2024 Sunrise settled CHF 29.3 million related to this penalty.
Sunrise is party to certain pending lawsuits and cases with public authorities and complaint boards. Based on a legal assessment of the possible outcome of each of these lawsuits and cases, management is of the opinion that these will have no significant adverse effect on Sunrise’s statement of financial position.
Under the terms of the financing documents, certain entities of Sunrise are guarantors. For the financial years ending 31 December 2024 and 31 December 2023, the maximum guarantee totals the value of shares and intercompany receivables.